Exhibit 99.1

Union Pacific Reports Third Quarter 2023 Results

●	Earnings per diluted share of $2.51
●	Operating revenue of $5.9 billion
●	Operating income of $2.2 billion

Omaha, Neb., October 19, 2023 – Union Pacific Corporation (NYSE: UNP) today reported 2023 third quarter net income of $1.5 billion, or $2.51 per diluted share. This compares to 2022 third quarter net income of $1.9 billion, or $3.05 per diluted share.

“We faced many challenges in the quarter, including continued inflationary pressures and a drop in carloads,” said Jim Vena, Union Pacific Chief Executive Officer. “Operationally we gained momentum through the quarter, which positions us to provide our customers with great service. Operating and safety metrics are showing solid improvement, as we increase asset utilization. We are aligning the team around our strategy focused on being the best in safety, service, and operational excellence as we drive growth to the railroad. Through our day-to-day actions, we will continue to make improvements as we exit the year.”

Financial Results: Operating Revenue Reduced by Lower Fuel Surcharge Revenue and Lower Volumes

Third Quarter 2023 Compared to Third Quarter 2022

●	Operating revenue of $5.9 billion was down 10% driven by reduced fuel surcharge revenue, lower volumes, and business mix, partially offset by core pricing gains.
●	Business volumes, as measured by total revenue carloads, were down 3%.
●	Operating ratio was 63.4%, up 350 basis points. Rising fuel prices during the quarter negatively impacted the operating ratio 170 basis points.
●	Operating income of $2.2 billion declined 17%.

Operating Performance: Service Strengthening as Resource Utilization Improves

Third Quarter 2023 Compared to Third Quarter 2022

●	Quarterly freight car velocity was 200 daily miles per car, a 5% improvement.
●	Quarterly locomotive productivity was 129 gross ton-miles (GTMs) per horsepower day, a 4% improvement.
●	Average maximum train length was 9,537 feet, a 1% increase.
●	Quarterly workforce productivity decreased 6% to 985 car miles per employee.
●	Fuel consumption rate of 1.052, measured in gallons of fuel per thousand GTMs, was flat.
●	Union Pacific’s year to date reportable personal injury and derailment rates improved.

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2023 Full Year Outlook Remains Relatively Unchanged

●	Year to date softness in consumer-related volumes likely drive full year volume expectations below Industrial Production (Current forecast: 0.0%)
●	Pricing dollars in excess of inflation dollars
●	2023 Capital Allocation:
	○	Updated capital plan of $3.7 billion
	○	Maintain dividend of $1.30/quarter
	○	No further 2023 share repurchases planned

Third Quarter 2023 Earnings Conference Call

Union Pacific will webcast its third quarter 2023 earnings release presentation live at www.up.com/investor and via teleconference on Thursday, October 19, 2023, at 8:45 a.m. Eastern Time. Participants may join the conference call by dialing 877-407-8293 (or for international participants, 201-689-8349).

ABOUT UNION PACIFIC

Union Pacific (NYSE: UNP) delivers the goods families and businesses use every day with safe, reliable, and efficient service. Operating in 23 western states, the company connects its customers and communities to the global economy. Trains are the most environmentally responsible way to move freight, helping Union Pacific protect future generations. More information about Union Pacific is available at www.up.com.

Union Pacific Investor contact: Brad Stock at 402-544-4227 or bkstock@up.com

Union Pacific Media contact: Clarissa Beyah at 402-957-4793 or cbeyah@up.com

Supplemental financial information is attached.

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****

This news release and related materials contain statements about the Company’s future that are not statements of historical fact, including specifically the statements regarding the potential impacts of public health crises, including pandemics, epidemics and the outbreak of other contagious diseases, such as the coronavirus and its variant strains (COVID); the Russia-Ukraine and Israeli wars and any impacts on our business operations, financial results, liquidity, and financial position, and on the world economy (including customers, employees, and supply chains), including as a result of fluctuations in volume and carloadings; expectations as to general macroeconomic conditions, including slowdowns and recessions, domestically or internationally, and future volatility in interest rates and fuel prices; closing of customer manufacturing, distribution, or production facilities; expectations as to operational or service improvements; expectations as to hiring challenges; availability of employees; expectations regarding the effectiveness of steps taken or to be taken to improve operations, service, infrastructure improvements, and transportation plan modifications; expectations as to cost savings, revenue growth, and earnings; the time by which goals, targets, or objectives will be achieved; projections, predictions, expectations, estimates, or forecasts as to business, financial, and operational results, future economic performance, and planned capital investments ; proposed new products and services; estimates of costs relating to environmental remediation and restoration; estimates and expectations regarding tax matters; expectations that claims, litigation, environmental costs, commitments, contingent liabilities, labor negotiations or agreements, cyberattacks or other matters. These statements are, or will be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements also generally include, without limitation, information, or statements regarding: projections, predictions, expectations, estimates, or forecasts as to the Company’s and its subsidiaries’ business, financial, and operational results, and future economic performance; and management’s beliefs, expectations, goals, and objectives and other similar expressions concerning matters that are not historical facts.

Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved. Forward-looking information, including expectations regarding operational and financial improvements and the Company’s future performance or results are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statement. Important factors, including risk factors, could affect the Company’s and its subsidiaries’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements. Information regarding risk factors and other cautionary information are available in the Company’s Annual Report on Form 10-K for 2022, which was filed with the SEC on February 10, 2023. The Company updates information regarding risk factors if circumstances require such updates in its periodic reports on Form 10-Q and its subsequent Annual Reports on Form 10-K (or such other reports that may be filed with the SEC).

Forward-looking statements speak only as of, and are based only upon information available on, the date the statements were made. The Company assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions, or changes in other factors affecting forward-looking information. If the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements. References to the Company’s website are provided for convenience and, therefore, information on or available through the website is not, and should not be deemed to be, incorporated by reference herein.

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UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

Millions, Except Per Share Amounts and	3rd Quarter				Year-to-Date
Percentages, For the Periods Ended September 30,	2023	2022	%		2023	2022	%
Operating Revenues
Freight revenues	$5,545	$6,109	(9)%		$16,770	$17,391	(4)%
Other revenues	396	457	(13)		1,190	1,304	(9)
Total operating revenues	5,941	6,566	(10)		17,960	18,695	(4)
Operating Expenses
Compensation and benefits	1,201	1,278	(6)		3,649	3,471	5
Fuel	702	932	(25)		2,132	2,586	(18)
Purchased services and materials	668	626	7		1,971	1,809	9
Depreciation	580	563	3		1,729	1,677	3
Equipment and other rents	235	215	9		718	660	9
Other	378	319	18		1,086	987	10
Total operating expenses	3,764	3,933	(4)		11,285	11,190	1
Operating Income	2,177	2,633	(17)		6,675	7,505	(11)
Other income, net	106	124	(15)		383	334	15
Interest expense	(334)	(315)	6		(1,009)	(938)	8
Income before income taxes	1,949	2,442	(20)		6,049	6,901	(12)
Income tax expense	(421)	(547)	(23)		(1,322)	(1,541)	(14)
Net Income	$1,528	$1,895	(19)%		$4,727	$5,360	(12)%

Share and Per Share
Earnings per share - basic	$2.51	$3.05	(18)%		$7.76	$8.56	(9)%
Earnings per share - diluted	$2.51	$3.05	(18)		$7.75	$8.54	(9)
Weighted average number of shares - basic	608.7	620.4	(2)		609.3	626.1	(3)
Weighted average number of shares - diluted	609.8	621.5	(2)		610.3	627.4	(3)
Dividends declared per share	$1.30	$1.30	-		$3.90	$3.78	3

Operating Ratio	63.4%	59.9%	3.5	pts	62.8%	59.9%	2.9	pts
Effective Tax Rate	21.6%	22.4%	(0.8	)pts	21.9%	22.3%	(0.4	)pts

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	3rd Quarter			Year-to-Date
For the Periods Ended September 30,	2023	2022	%	2023	2022	%
Freight Revenues (Millions)
Grain & grain products	$825	$880	(6)%	$2,658	$2,624	1%
Fertilizer	194	178	9	563	541	4
Food & refrigerated	259	290	(11)	777	828	(6)
Coal & renewables	488	611	(20)	1,422	1,611	(12)
Bulk	1,766	1,959	(10)	5,420	5,604	(3)
Industrial chemicals & plastics	557	579	(4)	1,638	1,656	(1)
Metals & minerals	556	601	(7)	1,654	1,648	-
Forest products	333	390	(15)	1,012	1,140	(11)
Energy & specialized markets	611	624	(2)	1,856	1,762	5
Industrial	2,057	2,194	(6)	6,160	6,206	(1)
Automotive	609	601	1	1,821	1,663	10
Intermodal	1,113	1,355	(18)	3,369	3,918	(14)
Premium	1,722	1,956	(12)	5,190	5,581	(7)
Total	$5,545	$6,109	(9)%	$16,770	17,391	(4)%
Revenue Carloads (Thousands)
Grain & grain products	183	190	(4)%	582	590	(1)%
Fertilizer	51	51	-	144	149	(3)
Food & refrigerated	45	48	(6)	133	143	(7)
Coal & renewables	231	243	(5)	650	670	(3)
Bulk	510	532	(4)	1,509	1,552	(3)
Industrial chemicals & plastics	163	165	(1)	484	486	-
Metals & minerals	206	202	2	604	589	3
Forest products	54	62	(13)	161	189	(15)
Energy & specialized markets	146	140	4	429	412	4
Industrial	569	569	-	1,678	1,676	-
Automotive	210	198	6	623	580	7
Intermodal [a]	763	811	(6)	2,246	2,373	(5)
Premium	973	1,009	(4)	2,869	2,953	(3)
Total	2,052	2,110	(3)%	6,056	6,181	(2)%
Average Revenue per Car
Grain & grain products	$4,486	$4,641	(3)%	$4,563	$4,449	3%
Fertilizer	3,818	3,504	9	3,921	3,634	8
Food & refrigerated	5,847	6,017	(3)	5,850	5,809	1
Coal & renewables	2,114	2,514	(16)	2,187	2,403	(9)
Bulk	3,465	3,685	(6)	3,592	3,612	(1)
Industrial chemicals & plastics	3,406	3,508	(3)	3,381	3,404	(1)
Metals & minerals	2,688	2,969	(9)	2,736	2,799	(2)
Forest products	6,197	6,347	(2)	6,305	6,044	4
Energy & specialized markets	4,201	4,434	(5)	4,331	4,273	1
Industrial	3,612	3,852	(6)	3,671	3,702	(1)
Automotive	2,894	3,030	(4)	2,921	2,866	2
Intermodal [a]	1,459	1,672	(13)	1,500	1,651	(9)
Premium	1,769	1,939	(9)	1,809	1,890	(4)
Average	$2,702	$2,895	(7)%	$2,769	$2,814	(2)%

[a]	For intermodal shipments each container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Financial Position (unaudited)

	Sep. 30,	Dec. 31,
Millions, Except Percentages	2023	2022
Assets
Cash and cash equivalents	$750	$973
Short-term investments	16	46
Other current assets	3,047	2,933
Investments	2,580	2,375
Properties, net	57,010	56,038
Operating lease assets	1,670	1,672
Other assets	1,467	1,412
Total assets	$66,540	$65,449

Liabilities and Common Shareholders' Equity
Debt due within one year	$1,724	$1,678
Other current liabilities	3,580	3,842
Debt due after one year	31,153	31,648
Operating lease liabilities	1,244	1,300
Deferred income taxes	13,095	13,033
Other long-term liabilities	1,740	1,785
Total liabilities	52,536	53,286
Total common shareholders' equity	14,004	12,163
Total liabilities and common shareholders' equity	$66,540	$65,449

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Cash Flows (unaudited)

	Year-to-Date
Millions, for the Periods Ended September 30,	2023	2022
Operating Activities
Net income	$4,727	$5,360
Depreciation	1,729	1,677
Deferred income taxes	59	180
Other - net	(531)	(147)
Cash provided by operating activities	5,984	7,070
Investing Activities
Capital investments*	(2,582)	(2,690)
Other - net	(68)	131
Cash used in investing activities	(2,650)	(2,559)
Financing Activities
Dividends paid	(2,380)	(2,362)
Debt repaid	(2,179)	(2,185)
Debt issued	1,599	6,080
Share repurchase programs	(705)	(5,497)
Other - net	125	(246)
Cash used in financing activities	(3,540)	(4,210)
Net change in cash, cash equivalents, and restricted cash	(206)	301
Cash, cash equivalents, and restricted cash at beginning of year	987	983
Cash, cash equivalents, and restricted cash at end of period	$781	$1,284
Free Cash Flow**
Cash provided by operating activities	$5,984	$7,070
Cash used in investing activities	(2,650)	(2,559)
Dividends paid	(2,380)	(2,362)
Free cash flow	$954	$2,149

*	Capital investments include locomotive and freight car early lease buyouts of $14 million in 2023 and $55 million in 2022.
**	Free cash flow is a non-GAAP measure; however, we believe this measure is important to management and investors in evaluating our financial performance and measures our ability to generate cash without additional external financing.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Operating and Performance Statistics (unaudited)

	3rd Quarter				Year-to-Date
For the Periods Ended September 30,	2023	2022	%		2023	2022	%
Operating/Performance Statistics
Freight car velocity (daily miles per car)*	200	191	5%		199	192	4%
Average train speed (miles per hour)*	23.6	23.7	-		23.9	23.8	-
Average terminal dwell time (hours)*	23.5	24.4	(4)		23.6	24.3	(3)
Locomotive productivity (GTMs per horsepower day)	129	124	4		126	126	-
Gross ton-miles (GTMs) (millions)	208,678	214,999	(3)		622,932	634,494	(2)
Train length (feet)	9,537	9,483	1		9,337	9,376	-
Intermodal car trip plan compliance (%)**	75	62	13	pts	75	65	10	pts
Manifest/Automotive car trip plan compliance (%)**	64	58	6	pts	63	59	4	pts
Workforce productivity (car miles per employee)	985	1,045	(6)		984	1,045	(6)
Total employees (average)	31,624	30,841	3		31,800	30,582	4

Locomotive Fuel Statistics
Average fuel price per gallon consumed	$3.12	$3.96	(21)%	$3.07	$3.64	(16)%
Fuel consumed in gallons (millions)	219	227	(4)	677	687	(1)
Fuel consumption rate***	1.052	1.056	-	1.087	1.083	-

Revenue Ton-Miles (Millions)
Grain & grain products	17,649	18,554	(5)%	56,551	59,042	(4)%
Fertilizer	2,982	2,802	6	9,071	9,068	-
Food & refrigerated	4,643	4,430	5	13,700	13,389	2
Coal & renewables	23,367	25,169	(7)	66,728	69,977	(5)
Bulk	48,641	50,955	(5)	146,050	151,476	(4)
Industrial chemicals & plastics	7,492	7,702	(3)	21,797	22,946	(5)
Metals & minerals	9,253	10,053	(8)	27,409	28,460	(4)
Forest products	5,636	6,573	(14)	17,000	19,892	(15)
Energy & specialized markets	9,621	9,322	3	28,937	27,493	5
Industrial	32,002	33,650	(5)	95,143	98,791	(4)
Automotive	4,624	4,347	6	13,711	12,634	9
Intermodal	17,765	18,296	(3)	53,452	54,924	(3)
Premium	22,389	22,643	(1)	67,163	67,558	(1)
Total	103,032	107,248	(4)%	308,356	317,825	(3)%

*	Surface Transportation Board (STB) reported performance measures.
**	Methodology used to report is not comparable with the reporting to the STB under docket number EP 770.
***	Fuel consumption is computed as follows: gallons of fuel consumed divided by gross ton-miles in thousands.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

	2023
Millions, Except Per Share Amounts and Percentages,	1st Qtr	2nd Qtr	3rd Qtr	Year-to-Date
Operating Revenues
Freight revenues	$5,656	$5,569	$5,545	$16,770
Other revenues	400	394	396	1,190
Total operating revenues	6,056	5,963	5,941	17,960
Operating Expenses
Compensation and benefits	1,179	1,269	1,201	3,649
Fuel	766	664	702	2,132
Purchased services and materials	653	650	668	1,971
Depreciation	572	577	580	1,729
Equipment and other rents	235	248	235	718
Other	357	351	378	1,086
Total operating expenses	3,762	3,759	3,764	11,285
Operating Income	2,294	2,204	2,177	6,675
Other income, net	184	93	106	383
Interest expense	(336)	(339)	(334)	(1,009)
Income before income taxes	2,142	1,958	1,949	6,049
Income tax expense	(512)	(389)	(421)	(1,322)
Net Income	$1,630	$1,569	$1,528	$4,727

Share and Per Share
Earnings per share - basic	$2.67	$2.58	$2.51	$7.76
Earnings per share - diluted	$2.67	$2.57	$2.51	$7.75
Weighted average number of shares - basic	610.6	608.7	608.7	609.3
Weighted average number of shares - diluted	611.5	609.5	609.8	610.3
Dividends declared per share	$1.30	$1.30	$1.30	$3.90

Operating Ratio	62.1%	63.0%	63.4%	62.8%
Effective Tax Rate	23.9%	19.9%	21.6%	21.9%

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	2023
	1st Qtr	2nd Qtr	3rd Qtr	Year-to-Date
Freight Revenues (Millions)
Grain & grain products	$943	$890	$825	$2,658
Fertilizer	186	183	194	563
Food & refrigerated	263	255	259	777
Coal & renewables	505	429	488	1,422
Bulk	1,897	1,757	1,766	5,420
Industrial chemicals & plastics	536	545	557	1,638
Metals & minerals	536	562	556	1,654
Forest products	332	347	333	1,012
Energy & specialized markets	613	632	611	1,856
Industrial	2,017	2,086	2,057	6,160
Automotive	587	625	609	1,821
Intermodal	1,155	1,101	1,113	3,369
Premium	1,742	1,726	1,722	5,190
Total	$5,656	$5,569	$5,545	$16,770
Revenue Carloads (Thousands)
Grain & grain products	202	197	183	582
Fertilizer	45	48	51	144
Food & refrigerated	44	44	45	133
Coal & renewables	216	203	231	650
Bulk	507	492	510	1,509
Industrial chemicals & plastics	157	164	163	484
Metals & minerals	188	210	206	604
Forest products	52	55	54	161
Energy & specialized markets	139	144	146	429
Industrial	536	573	569	1,678
Automotive	200	213	210	623
Intermodal [a]	734	749	763	2,246
Premium	934	962	973	2,869
Total	1,977	2,027	2,052	6,056
Average Revenue per Car
Grain & grain products	$4,668	$4,527	$4,486	$4,563
Fertilizer	4,135	3,830	3,818	3,921
Food & refrigerated	5,963	5,740	5,847	5,850
Coal & renewables	2,341	2,107	2,114	2,187
Bulk	3,743	3,568	3,465	3,592
Industrial chemicals & plastics	3,402	3,336	3,406	3,381
Metals & minerals	2,853	2,677	2,688	2,736
Forest products	6,384	6,337	6,197	6,305
Energy & specialized markets	4,408	4,388	4,201	4,331
Industrial	3,760	3,646	3,612	3,671
Automotive	2,944	2,928	2,894	2,921
Intermodal [a]	1,573	1,471	1,459	1,500
Premium	1,866	1,794	1,769	1,809
Average	$2,861	$2,748	$2,702	$2,769

[a]	For intermodal shipments each container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Non-GAAP Measures Reconciliation to GAAP

Debt / Net Income
Millions, Except Ratios	Sep. 30,	Dec. 31,
for the Trailing Twelve Months Ended [a]	2023	2022
Debt	$32,877	$33,326
Net income	6,365	6,998
Debt / net income	5.2	4.8

Adjusted Debt / Adjusted EBITDA*
Millions, Except Ratios	Sep. 30,	Dec. 31,
for the Trailing Twelve Months Ended [a]	2023	2022
Net income	$6,365	$6,998
Add:
Income tax expense	1,855	2,074
Depreciation	2,298	2,246
Interest expense	1,342	1,271
EBITDA	$11,860	$12,589
Adjustments:
Other income, net	(475)	(426)
Interest on operating lease liabilities [b]	56	54
Adjusted EBITDA	$11,441	$12,217
Debt	$32,877	$33,326
Operating lease liabilities	1,606	1,631
Unfunded pension and OPEB, net of tax cost of $0 and $0	-	-
Adjusted debt	$34,483	$34,957
Adjusted debt / Adjusted EBITDA	3.0	2.9

[a]	The trailing twelve months income statement information ended September 30, 2023, is recalculated by taking the twelve months ended December 31, 2022, subtracting the nine months ended September 30, 2022, and adding the nine months ended September 30, 2023.
[b]	Represents the hypothetical interest expense we would incur (using the incremental borrowing rate) if the property under our operating leases were owned or accounted for as finance leases.

*

Total debt plus operating lease liabilities plus after-tax unfunded pension and OPEB (other postretirement benefit) obligations divided by net income plus income tax expense, depreciation, amortization, interest expense, and adjustments for other income and interest on operating lease liabilities. Adjusted debt to adjusted EBITDA (earnings before interest, taxes, depreciation, amortization, and adjustments for other income and interest on operating lease liabilities) is considered non-GAAP financial measure by SEC Regulation G and Item 10 of SEC Regulation S-K and may not be defined and calculated by other companies in the same manner. We believe this measure is important to management and investors in evaluating the Company’s ability to sustain given debt levels (including leases) with the cash generated from operations. In addition, a comparable measure is used by rating agencies when reviewing the Company’s credit rating. Adjusted debt to adjusted EBITDA should be considered in addition to, rather than as a substitute for, other information provided in accordance with GAAP. The most comparable GAAP measure is debt to net income ratio. The tables above provide a reconciliation from net income to adjusted EBITDA, debt to adjusted debt, and debt to net income to adjusted debt to adjusted EBITDA. At September 30, 2023, and December 31, 2022, the incremental borrowing rate on operating lease liabilities was 3.5% and 3.3%, respectively.